Exhibit 10.1

AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) dated as of June 19, 2015 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the financial institutions party hereto as lenders, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.   The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Credit Agreement dated as of March 4, 2015, (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B.   The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in order to revise Section 7.12(a) subject to certain conditions more particularly set forth herein.

C.  Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent have entered into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment of Credit Agreement.  Section 7.12(a) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“(a) From and after March 4, 2015, Optional Indebtedness Payments to repurchase Indebtedness under the Indenture Debt Documents in an aggregate cash payment amount (excluding any accrued interest thereon) not to exceed $50,000,000, provided that (i) both before and after giving effect to such payment, (on a pro forma basis acceptable to the Administrative Agent) (A) no Default or Event of Default shall have occurred and be continuing and all representations and warranties contained in Article V hereof shall be true and correct in all material respects as if made at the time of such payment and (B) the sum of cash held in depository accounts under control of the Administrative Agent and available unfunded Aggregate Commitments then in effect shall not  be less than $50,000,000 and (ii) prior to any such payment the Borrower delivers to the Administrative Agent a certificate of a Responsible Officer certifying as to the foregoing;”

Section 3.Waiver.  Pursuant to Section 10.1 of the Credit Agreement, the Majority Lenders hereby waive any Default or Event of Default that may have occurred prior to the Amendment Effective Date due to a breach of Section 7.12 caused by Optional Indebtedness Payments in excess of the amount permitted thereby.

Section 4.Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended or waived hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 5.Effectiveness.  This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 5:

(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Majority Lenders;

(b)The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 6.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7.Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan

Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:   /s/ ROLAND O. BURNS______________

Name: Roland O. Burns

Title:   President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender

By:   /s/ JAMES V. DUCOTE______________

Name  James V. Ducote

Title:   Managing Director

BANK OF AMERICA, N.A., as a Lender

By:   /s/ RAZA JAFFERI__________________

Name   Raza Jafferi

Title:   Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Amendment to Credit Agreement dated as of June 19, 2015 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC.

COMSTOCK OIL & GAS - LOUISIANA, LLC

COMSTOCK OIL & GAS GP, LLC,

   By Comstock Resources, Inc., its sole member

COMSTOCK OIL & GAS, LP,

   By Comstock Oil & Gas GP, LLC,

   its general partner,

    By Comstock Resources, Inc., its sole member

By: /s/ ROLAND O. BURNS________________

Name:   Roland O. Burns

Title:   Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By: /s/ ROLAND O. BURNS_________________

Name:   Roland O. Burns

Title:   Manager